Exhibit 99.1
PTC 2022 Corporate Presentation September 2022

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect to guidance relating to 2022 total revenue, 2022 DMD franchise net product revenue, 2022 operating expenditure guidance and future revenue guidance and statements regarding: the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters; expectations with respect to Upstaza and other programs within PTC's gene therapy platform, including any regulatory submissions, commercialization and manufacturing capabilities; advancement of PTC's joint collaboration program in SMA, including any regulatory submissions, commercialization or royalty or milestone payments; PTC's expectations with respect to the licensing, regulatory submissions and commercialization of its products and product candidates; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: expectations with respect to the COVID-19 pandemic and related response measures and their effects on PTC's business, operations, clinical trials, regulatory submissions and approvals, and PTC's collaborators, contract research organizations, suppliers and manufacturers; the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to Upstaza and other programs within PTC's gene therapy platform, including any regulatory submissions and potential approvals, commercialization, manufacturing capabilities and the potential financial impact and benefits of its leased biologics manufacturing facility and the potential achievement of development, regulatory and sales milestones and contingent payments that PTC may be obligated to make; expectations with respect to the commercialization of Evrysdi under our SMA collaboration; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in Brazil, Russia, the European Economic Area (EEA) and other regions, including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to complete Study 041, which is a specific obligation to continued marketing authorization in the EEA; PTC's ability to utilize results from Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open-label extension, to support a marketing approval for Translarna for the treatment of nmDMD in the United States; expectations with respect to the commercialization of Tegsedi and Waylivra; the results of PTC's clinical trial for emvododstat for COVID-19; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of its lease agreements, including for its leased biologics manufacturing facility; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna, Emflaza, Upstaza, Evrysdi, Tegsedi or Waylivra.

The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

2

Commercialize Providing patients with access to transformative treatments Develop Enduring innovation engine PTC Continually Innovates to Bring New Therapies to Patients 3 Discover Proven groundbreaking science

4 Building a Pipeline to Produce a Therapy Every 2 - 3 Years Discover Develop 2 to 3 years New product every Commercialize

PTC Has a Growing Global Footprint 5 1,300+ employees 20 offices worldwide Footprint in >50 countries Founded in 1998

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort) 6 mg | 18 mg | 30 mg | 36 mg tablets 22.75 mg/mL oral suspension	Tegsedi (inotersen); Waylivra (volanesorsen)	Translarna ataluren	Evrysdi risdiplam	Upstaza (eladocagene exuparvovec)				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS; Vatiquinone FA; PTC857 ALS	PTC923 PKU	Unesbulin DIPG; Unesbulin LMS; Emvododstat AML	Emvododstat COVID-19
Research			2 Undisclosed	SCA-3; MAP-Tau; 8 Undisclosed	FA; Angelman; IRDs; Cog Disorders	3 Undisclosed		3 Undisclosed	

AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; ALS, amyotrophic lateral sclerosis; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

Potential registrational studies (orange): US Ataluren, Vatiquinone MDAS, Vatiquinone FA, PTC923 PKU, Emvododstat COVID-19

Early-stage programs (grey): all other clinical and research programs

6

PTC THERAPEUTICS

Multiple Platforms Provide Opportunity to Target Over 700,000 Patients by 2030



=10,000 pts
~50K
~70K
~128K
~153K
~288K
~438K
~628K
~703K
DMD/SMA/AADC
+ ~50K
Mito Sz
+ ~20K
PKU
+ ~58K
FA
+ ~25K
HD
+ ~135K
ALS
+ ~150K
GBA-PD
+ ~190K
AS
+ ~75K
2021
2030

Estimated Global Prevalence

7

PTC THERAPEUTICS

Enduring Innovation Drives Value Creation

Commercial

2021

Evrysdi (risdiplam) | Emflaza (deflazacort) | translarna (ataluren) | Tegsedi | waylivra

$539M

Total revenue

2026

Key Drivers: Evrysdi®, PTC-AADC, Tegsedi®, Waylivra®, Translarna™, Vatiquinone, PTC923, Unesbulin

~$3B

2030

Key Drivers: Evrysdi®, PTC-AADC, Tegsedi®, Waylivra®, Vatiquinone, PTC923, Unesbulin, PTC518, PTC857

~$8B

Potential future revenues

Clinical

Vatiquinone | PTC923 | PTC518 | PTC857 | Unesbulin | Emvododstat | GT-FA | GT-AS | Research

8

PTC THERAPEUTICS

Revenue Contribution of Our Pipeline Grows 9 Potential future revenues Commercial Products + Royalties Current Pipeline 57% 43% 2026 2025 64% 36% 2024 2023 88% 12% 100%

Strong Financial Performance Supports Innovation 10 Total Revenue $539 M DMD Franchise Net Product Revenue $423 M *Non - GAAP measure which excludes estimated non - cash, stock - based compensation expense of approximately $115 million. GAAP R&D and SG&A expense for the full year 2022 is anticipated to be between $915 and $965 million. Total Revenue Guidance $475 - 495 M OPEX Guidance* $800 - 850 M $700 - 750 M DMD Franchise Net Product Revenue Guidance

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort) 6 mg | 18 mg | 30 mg | 36 mg tablets 22.75 mg/mL oral suspension	Tegsedi (inotersen) Waylivra (volanesorsen)	Translarna ataluren	Evrysdi risdiplam	Upstaza (eladocagene exuparvovec)				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS Vatiquinone FA PTC857 ALS	PTC923 PKU	Unesbulin DIPG Unesbulin LMS Emvododstat AML	Emvododstat COVID-19
Research			2 Undisclosed	SCA-3 MAP-Tau 8 Undisclosed	FA Angelman IRDs Cog Disorders	3 Undisclosed		3 Undisclosed	

AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; ALS, amyotrophic lateral sclerosis; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

Potential registrational studies | Early-stage programs

11

PTC THERAPEUTICS

Success Across Our Commercial Portfolio 12 • Treatment for nonsense mutation DMD for ages 2 and older • Distributed in 50+ countries • New patients in existing geographies and geographic expansion • First and only corticosteroid approved for DMD; approved for all US DMD patients >2yrs • Data show clinical benefit over prednisone • New patient starts, favorable access, high compliance, and appropriate weight - based dosing • Evrysdi now approved in 85 countries • Continued strong uptake in the U.S. >20% market share • Potential for $300M in sales - based milestones • Innovative treatment for hATTR amyloidosis patients • Disease awareness and patient ID continuing • LATAM patients benefiting through early - access programs • Fulfilled first group purchase order in Q2 • For treatment of familial chylomicronemia syndrome (FCS) • LATAM patients benefiting through early - access programs • Regulatory decision on FPL indication expected in 2H22 • First approved disease - modifying treatment for AADC deficiency for patients 18 months and older • First marketed gene therapy directly infused into the brain • Approved by EMA in July

13 Continued Strong DMD Franchise Growth Net Product Revenue (USD Millions) 34 81 29 92 101 139 188 145 171 190 192 236 2018 2020 2015 2016 2017 2019 291 2021 174 263 331 423 +52% Emflaza Translarna

Disease Aromatic L - amino acid decarboxylase deficiency (AADC - d) is a rare, highly morbid, and fatal childhood disease. Children with severe AADC deficiency never achieve motor development milestones. Current Treatments Upstaza is the first and only approved disease - modifying therapy for AADC - d and will become the standard of care. Mechanism of Action Upstaza is the first marketed gene therapy directly infused into the brain. 14 ~5,000 Global Prevalence Upstaza ™ Has the Potential to Provide Significant Benefit to AADC Deficiency Patients

15 Upstaza Gene Therapy for AADC Deficiency Approved by European Commission • Potential over $1B in cumulative revenue • Successful patient finding is ongoing Approved by EMA in July • PTC - AADC BLA submission expected in 4Q22 • Development of virtual education: disease - specific webinars and congress symposia • Engaging with patient advocacy groups and payers • Identification and preparation of expert pediatric neurosurgical centers • Continued KOL engagement Treatment Centers Disease Education Regulatory Market Opportunity

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort)	Tegsedi (inotersen) Waylivra (volanesorsen)	Translarna ataluren	Evrysdi risdiplam	Upstaza (eladocagene exuparvovec)				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS Vatiquinone FA PTC857 ALS	PTC923 PKU	Unesbulin DIPG Unesbulin LMS Emvododstat AML	Emvododstat COVID-19
Research			2 Undisclosed	SCA-3 MAP-Tau 8 Undisclosed	FA Angelman IRDs Cog Disorders	3 Undisclosed		3 Undisclosed	

Potential registrational studies (orange) · Early-stage programs (grey)

AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; ALS, amyotrophic lateral sclerosis; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

16

PTC THERAPEUTICS

Substantial Pipeline Progress Planned 17 Study Results Study Initiations 1Q 2023 3Q 2022 4Q 2022 1H 2022 2Q 2023 GT - FA Ph1 Initiation DIPG Ph2 Initiation Study 041 12 - week data

18 Data Expected 1 Q 2023 Vatiquinone Mitochondrial Disease Associated Seizures Data Expected 2Q 2023 Vatiquinone Friedreich Ataxia Data Expected YE 2022 PTC923 PKU Three Registration - Directed Clinical Trials Drive Near - Term Value

SCA - 3 MAP - Tau PTC518 HD Splicing Clinical Commercial Research Nonsense Mutation LatAm Commercial Deflazacort Metabolic Oncology US A taluren Emvododstat AML Unesbulin DIPG Unesbulin LMS PTC923 PKU Emvododstat COVID - 19 Virology AADC, aromatic L - amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID - 19, coronavirus disease 2019; DIPG, dif fuse intrinsic pontine glioma; FA, Friedreich’s ataxia; GBA, glucocerebrosidase; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizu res ; PD, Parkinson’s disease; PKU, phenylketonuria; SCA - 3, spinocerebellar ataxia type 3. SCIENTIFIC PLATFORMS and RESEARCH Potential registrational studies Early - stage programs Gene Therapy Angelman IRDs Cog Disorders FA PTC - AADC 3 Undisclosed 2 Undisclosed 8 Undisclosed Diversified Platform Drives Strong Portfolio 19 Reducing Oxidative Stress Inhibition of 15 lipoxygenase (15 - LO) blocks inflammation and oxidative stress response Bio - e V atiquinone MDAS V atiquinone FA PTC857 ALS Science of Bio - e • Differentiated therapy for neurological indications • High levels of oxidative stress and inflammation underpin multiple CNS disease pathologies • Bio - e platform targets the key enzymatic hubs that regulate oxidative stress and inflammatory pathways to modulate disease progression 3 Undisclosed

20 MIT - E: Registration - directed trial of vatiquinone for Mitochondrial Disease Associated Seizures

Disease Mitochondrial disease associated seizures (MDAS) is the highly morbid condition of refractory seizures in patients with inherited mitochondrial disease Current Treatments No approved disease - modifying treatments Mechanism of Action Vatiquinone targets 15 - lipoxygenase, a regulator of the key energetic and oxidative stress pathways that underpin seizures in these patients 21 ~20,000 Global Prevalence Vatiquinone Has the Potential to Show Clinically Differentiated Improvement for MDAS Patients

Vatiquinone Has the Potential to Show Clinically Differentiated Improvement for MDAS Patients 22 Primary Endpoint Cha nge from baseline in frequency of observable motor seizures PTC743 ( vatiquinone ) Placebo N = 30 24 weeks R N = 30 48 weeks PTC743 ( vatiquinone ) N = 60 Open - Label Extension Placebo - Controlled Primary Endpoint Trial Status • Enrolling • Data expected 1Q 2023

23 MOVE - FA: Registration - directed trial of vatiquinone for Friedreich Ataxia

Vatiquinone Has the Potential to Provide Improvement in Neurological Function

Disease

Friedreich ataxia (FA) is a rare, inherited, progressive disease resulting from mitochondrial dysfunction

~25,000
Global Prevalence

Current Treatments

No approved disease-modifying therapies

Opportunity

Vatiquinone targets 15-lipoxygenase, a regulator of key energetic and oxidative stress pathways that are disrupted in FA


MOVE-FA
FARA
rideATAXIA

24

PTC THERAPEUTICS

Vatiquinone Has the Potential to Provide Improvement in Neurological Function

MOVE-FA



Placebo-Controlled
Open-Label Extension
R
PTC743 (vatiquinone)
N = ~60
Placebo
N = ~60
PTC743 (vatiquinone)
N = ~120
72 weeks
24 weeks
Primary Endpoint

Primary Endpoint

Change in mFARS

Key Secondary Endpoint

Change in FA-ADL

Trial Status

Enrollment complete

- Data expected in 2Q 2023

25

PTC THERAPEUTICS

26 CardinALS : Phase 2 trial of PTC857 for Amyotrophic Lateral Sclerosis

27 Disease Amyotrophic lateral sclerosis (ALS) is a rapidly progressing neurodegenerative disease caused by oxidative damage which leads to neuronal cell death and muscular atrophy Current Treatments No approved disease - modifying therapies Mechanism of Action PTC857 inhibits pathways leading to oxidative damage and ferroptosis, resulting in protection of motor neurons ~ 150,000 Global Prevalence PTC857 Has the Potential to Slow Disease Progression in ALS

PTC857 Has the Potential to Slow Disease Progression in ALS

CARDINALS



Treatment Period
Long-Term Treatment Extension
PTC857 250 mg BID
N = ~170
Screening
R
PTC857 250 mg BID
Placebo
N = ~85
8 weeks
24 weeks
28 weeks
Primary Endpoint

Primary Endpoints
Change in ALSFRS-R

Secondary Endpoints
Safety and PK

Trial Status

- Initiated in 1Q 2022

28

Clinical Commercial Research Nonsense Mutation LatAm Commercial Deflazacort Metabolic Oncology US A taluren Emvododstat AML Unesbulin DIPG Unesbulin LMS PTC923 PKU Emvododstat COVID - 19 Virology AADC, aromatic L - amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID - 19, coronavirus disease 2019; DIPG, dif fuse intrinsic pontine glioma; FA, Friedreich’s ataxia; GBA, glucocerebrosidase; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizu res ; PD, Parkinson’s disease; PKU, phenylketonuria; SCA - 3, spinocerebellar ataxia type 3. SCIENTIFIC PLATFORMS and RESEARCH Potential registrational studies Early - stage programs Bio - e V atiquinone MDAS V atiquinone FA PTC857 ALS Gene Therapy Angelman IRDs Cog Disorders FA PTC - AADC Diversified Platform Drives Strong Portfolio 3 Undisclosed 29 3 Undisclosed 2 Undisclosed 8 Undisclosed 0 SCA - 3 MAP - Tau PTC518 HD Splicing Splicing • Pioneers in splicing • Small molecule regulation of splicing events • Chemistry optimized for uniform distribution, blood brain barrier penetration and limited efflux 5’ Splice Site 3’ Splice Site Isoform plex HTSpliceseq Databases of Splicing Targets Isoform plex HTSpliceseq Databases of Splicing Targets Leaders in splicing technology

30 PIVOT HD: PTC518 for Huntington's Disease

31 Disease Huntington’s disease (HD) is a progressive brain disorder that causes uncontrolled movements and cognitive loss Current Treatments No approved disease - modifying therapies Mechanism of Action PTC518 modulates splicing to induce degradation of HTT mRNA, reducing expression of the toxic HTT protein ~135,000 Global Prevalence PTC518 Reduces HTT mRNA and Protein to Target the Proximal Cause of HD

Crosses blood brain barrier and is not effluxed Dose - dependent reduction of HTT mRNA and protein Consistent pharmacology Generally well tolerated 32 Results from Phase 1 Healthy Volunteer Study PTC518 Reduces HTT mRNA and Protein to Target the Proximal Cause of HD

PTC518 Has the Potential to Reduce HTT Protein in Huntington Patients

PIVOT HD



Part A
Part B
5 mg PTC518
5 mg PTC518
N = ~30
R
10 mg PTC518
10 mg PTC518
N = ~30
Placebo
N = ~30
Alternative Dose PTC518
Alternative Dose PTC518
3 months
9 months
Primary Endpoint

Primary endpoints

- Safety and tolerability of PTC518 in Huntington disease patients
- Percent reduction in HTT mRNA and protein in blood

Trial Status

- Initiated in 1Q 2022

33

PTC THERAPEUTICS

34 • Safety and tolerability of PTC518 in Huntington’s disease patients • Percent reduction in HTT mRNA and protein in blood Primary Endpoints • Percent reduction in HTT protein in CSF • Changes in neurofilament light chain ( NfL ) in plasma and CSF • Change in caudate, putamenal , ventricular volume on volumetric MRI imaging • Changes in clinical scales of motor and cognitive function Secondary Endpoints • Ambulatory Huntington’s patients ages 25 and older • CAG repeats 42 - 50 inclusive • Motor and Cognitive Function: • UHDRS - IS score of 100 • UHDRS TFC score of 13 • PIN HD score 0.18 - 4.93 • Multivariate calculation including SDMT, TMS, age, CAG Inclusion Criteria PIVOT HD Trial Target Population and Endpoints

35 APHENITY: Registration - directed trial of PTC923 for PKU

36 Disease Phenylketonuria (PKU) is a metabolic condition caused by mutations to phenylalanine hydroxylase that can lead to cognitive disabilities and seizures Current Treatments Majority of patients do not initially respond or are not well controlled by standard of care Mechanism of Action PTC923 is a more bioavailable precursor than exogenously administered synthetic BH4 and has the potential to treat a broader range of PKU patients ~58,000 Global Prevalence APHENITY Is a Global Registration - Directed Trial of PTC923 for PKU

APHENITY Is a Global Registration - Directed Trial of PTC923 for PKU 37 Primary Endpoint Reduction in blood phenylalanine levels Primary Endpoint Trial Status • Data expected YE 2022 R PTC923 Placebo 42 Days Open - Label Extension Placebo - Controlled PTC923 12 Months PTC923 14 Days Run - in

Clinical Commercial Research Nonsense Mutation LatAm Commercial Deflazacort Metabolic US A taluren PTC923 PKU Emvododstat COVID - 19 Virology AADC, aromatic L - amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID - 19, coronavirus disease 2019; DIPG, dif fuse intrinsic pontine glioma; FA, Friedreich’s ataxia; GBA, glucocerebrosidase; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizu res ; PD, Parkinson’s disease; PKU, phenylketonuria; SCA - 3, spinocerebellar ataxia type 3. SCIENTIFIC PLATFORMS and RESEARCH Potential registrational studies Early - stage programs SCA - 3 MAP - Tau PTC518 HD Splicing Bio - e V atiquinone MDAS V atiquinone FA PTC857 ALS Diversified Platform Drives Strong Portfolio 38 3 Undisclosed 8 Undisclosed Gene Therapy Angelman IRDs Cog Disorders FA PTC - AADC 2 Undisclosed Oncology Emvododstat AML Unesbulin DIPG Unesbulin LMS • Niche oncology indications • Small molecule inhibitors of cell proliferation: • Unesbulin disrupts tubulin function • Emvododstat inhibits pyrimidine biosynthesis • Targeting rare and difficult to treat cancers with poor prognosis Oncology 3 Undisclosed

39 Disease Leiomyosarcoma (LMS) is a rare and aggressive cancer with tumors found in smooth muscle Current Treatments Several chemotherapeutics are utilized but offer minimal meaningful clinical benefit Mechanism of Action Unesbulin is an oral small molecule tubulin inhibitor that arrests tumor cells in G2/M phase, including cancer stem cells by inhibiting tubulin polymerization ~ 4,000 Diagnosed annually in US Unesbulin Has the Opportunity to Provide Additional Progression - Free Survival in LMS Not an actual LMS patient.

40 Phase 1b study results 300 mg was selected as RP2D Unesbulin was well tolerated 21 Day Treatment Cycles Phase 1b Study Design Ascending doses 200, 300 and 400 mg u nesbulin + 1000mg/m 2 dacarbazine N = 29 • Patients with locally advanced or metastatic LMS intolerant or refractory to standard therapy Inclusion Criteria • Any number of previous lines of treatments allowed Unesbulin Has the Opportunity to Provide Additional Progression - Free Survival in LMS SLD = sum of largest diameter Percentage Change for SLD from Baseline

Unesbulin Has the Opportunity to Provide Additional Progression - Free Survival in LMS R 300 mg U nesbulin + 1000mg/m 2 dacarbazine Placebo + 1000 mg/ m 2 dacarbazine Primary Endpoint PFS as determined by RECIST Secondary Endpoints OS, ORR, DCR, DOR 21 Day Treatment Cycle 24 Months Interim Analysis N ≈ 115 N ≈ 230 41 Trial Status • Initiated in 1Q 2022

Enduring Innovation Drives Value Creation

Commercial

2021	2026	2030
Evrysdi (risdiplam), Emflaza (deflazacort), Translarna (ataluren), Tegsedi, Waylivra	**Key Drivers:** Evrysdi®, Upstaza™, Tegsedi®, Waylivra®, Translarna™, Vatiquinone, PTC923, Unesbulin	**Key Drivers:** Evrysdi®, Upstaza™, Tegsedi®, Waylivra®, Vatiquinone, PTC923, Unesbulin, PTC518, PTC857
$539M	~$3B	~$8B
Total revenue	Potential future revenues	Potential future revenues

Clinical

Vatiquinone | PTC923 | PTC518 | PTC857 | Unesbulin | Emvododstat | GT-FA | GT-AS | Research

42

PTC THERAPEUTICS